EXHIBIT 99.3

WESTERN MIDSTREAM OPERATING, LP
INDEX TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

These unaudited pro forma condensed consolidated financial statements present the impact to the results of operations and financial condition of Western Midstream Operating, LP attributable to (i) the acquisition of the Anadarko Midstream Assets (“AMA”) and (ii) the Merger (as defined below).
Subject to the terms and conditions of the Contribution Agreement and Agreement and Plan of Merger, dated as of November 7, 2018 (the “Merger Agreement”), and in accordance with Delaware law, the Merger Agreement provided for the merger of Clarity Merger Sub, LLC, a wholly owned subsidiary of Western Gas Equity Partners, LP, with and into Western Gas Partners, LP, with the latter entity continuing as the surviving entity (the “Merger”), which was completed on February 28, 2019. Also in connection with the closing of the Merger, (i) Western Gas Equity Partners, LP changed its name to Western Midstream Partners, LP (“WES”), (ii) Western Gas Partners, LP changed its name to Western Midstream Operating, LP (the “Partnership”) and (iii) the Partnership’s common units ceased to publicly trade.
The Merger Agreement also provided that Anadarko, the Partnership and WES cause their respective affiliates to cause the following transactions (collectively, the “pre-Merger transactions”), among others, immediately prior to the effective time in the order as follows: (1) Anadarko E&P Onshore LLC and WGR Asset Holding Company LLC (“WGRAH”) (the “Contributing Parties”) contributed all of their interests in each of Anadarko Wattenberg Oil Complex LLC, Anadarko DJ Oil Pipeline LLC, Anadarko DJ Gas Processing LLC, Wamsutter Pipeline LLC, DBM Oil Services, LLC, Anadarko Pecos Midstream LLC, Anadarko Mi Vida LLC and APC Water Holdings 1, LLC (“APCWH”) to WGR Operating, LP, Kerr-McGee Gathering LLC and Delaware Basin Midstream, LLC in exchange for aggregate consideration of $1.814 billion in cash, minus the outstanding amount payable pursuant to an intercompany note (the “APCWH Note Payable”) assumed in connection with the transaction, and 45,760,201 common units; (2) APC Midstream Holdings, LLC sold to the Partnership its interests in Saddlehorn Pipeline Company, LLC and Panola Pipeline Company, LLC in exchange for aggregate consideration of $193.9 million in cash; (3) the Partnership contributed cash in an amount equal to the outstanding balance of the APCWH Note Payable immediately prior to the effective time to APCWH, and APCWH paid such cash to Anadarko in satisfaction of the APCWH Note Payable; (4) all outstanding Class C units converted into common units on a one-for-one basis; and (5) the conversion of the incentive distribution rights (“IDRs”) and the 2,583,068 general partner units in the Partnership held by the general partner into a non-economic general partner interest in the Partnership and 105,624,704 common units.
In connection with the cash consideration referred to above, the Partnership obtained committed debt financing for $2.0 billion.
For purposes of these unaudited pro forma condensed consolidated financial statements, the “Partnership” refers to Western Midstream Operating, LP and its subsidiaries. The Partnership’s general partner, Western Midstream Operating GP, LLC (the “general partner”), is owned by Western Midstream Partners, LP (“WES”). Western Midstream Holdings, LLC is WES’s general partner and is a wholly owned subsidiary of Anadarko Petroleum Corporation. “Anadarko” refers to Anadarko Petroleum Corporation and its subsidiaries, excluding the Partnership and the general partner, and “affiliates” refers to subsidiaries of Anadarko, excluding the Partnership, but including equity interests in Fort Union Gas Gathering, LLC, White Cliffs Pipeline, LLC, Rendezvous Gas Services, LLC, Enterprise EF78 LLC, Texas Express Pipeline LLC, Texas Express Gathering LLC, Front Range Pipeline LLC, Whitethorn Pipeline Company LLC and Cactus II Pipeline LLC.
The term “Partnership assets” includes both the assets owned and the interests accounted for under the equity method by the Partnership as of September 30, 2018. The acquisition of AMA from Anadarko is considered a transfer of net assets between entities under common control and recorded at Anadarko’s historic carrying value. After an acquisition of assets from Anadarko, the Partnership is required to recast its financial statements to include the activities of such assets from the date of common control.
The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2017, 2016 and 2015 are based upon the audited historical consolidated financial statements of the Partnership, as presented in the Partnership’s 2018 and 2017 Forms 10-K, as applicable, and the audited historical consolidated financial statements of AMA, as presented in Exhibit 99.1 of this Current Report on Form 8-K/A. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2017, 2016 and 2015, have been prepared as if the acquisition of AMA occurred on January 1, 2015. In addition, the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017, has been prepared as if the financing related to the acquisition of AMA and the Merger occurred on January 1, 2017.

INTRODUCTION (CONTINUED)

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2018, and the unaudited pro forma condensed consolidated balance sheet as of September 30, 2018, are based upon the unaudited historical consolidated financial statements of the Partnership, as presented in the Partnership’s third quarter 2018 Form 10-Q, and the unaudited historical consolidated financial statements of AMA, as presented in Exhibit 99.2 of this Current Report on Form 8-K/A. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2018, has been prepared as if the acquisition of AMA (including the related acquisition financing) and the Merger occurred on January 1, 2017. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2018, has been prepared as if the acquisition of AMA and the Merger occurred on September 30, 2018.
The unaudited pro forma condensed consolidated financial statements for all periods presented have been prepared based on the assumption that the Partnership will continue to be treated as a partnership for U.S. federal and state income tax purposes and therefore will not be subject to U.S. federal income taxes and state income taxes, except for the Texas margin tax. The unaudited pro forma condensed consolidated financial statements have also been prepared based on certain acquisition and Merger pro forma adjustments as described in Note 2—Pro Forma Adjustments.
The historical financial information of AMA and the Partnership included in these unaudited pro forma condensed consolidated financial statements (and the notes thereto) is qualified in its entirety by reference to the audited historical consolidated financial statements of AMA as set forth in Exhibit 99.1 of this Current Report on Form 8-K/A, the unaudited historical consolidated financial statements of AMA as set forth in Exhibit 99.2 of this Current Report on Form 8-K/A, the Partnership’s audited historical consolidated financial statements as set forth in its 2017 Form 10-K, as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 16, 2018, the Partnership’s unaudited historical financial statements as set forth in its third quarter 2018 Form 10-Q, as filed with the SEC on October 31, 2018, and the related notes contained in those reports. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with those historical consolidated financial statements and the related notes thereto.
The pro forma adjustments reflected in the unaudited pro forma condensed consolidated financial statements are based upon currently available information and certain assumptions and estimates. The actual effects of these transactions will differ from these pro forma adjustments. However, management believes that the applied estimates and assumptions provide a reasonable basis for the presentation of the significant effects of certain transactions that are expected to have a continuing impact on the Partnership in the case of the unaudited pro forma condensed consolidated statements of operations. In addition, management believes that the pro forma adjustments are factually supportable and appropriately represent the expected impact of items that are directly attributable to the acquisition of AMA by the Partnership and the Merger.
The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements reflect the acquisition of AMA and the Merger, including the following significant transactions:

•	Anadarko’s transfer of AMA to the Partnership;

•
the Partnership’s issuance of 45,760,201 common units to Anadarko, valued at $2.008 billion based on the 30-day volume-weighted-average price as of November 6, 2018, to fund the equity consideration for the acquisition of AMA;

•
the Partnership’s underwritten commitment for a $2.0 billion senior unsecured credit agreement (the “364-day Facility”), to fund the cash consideration for the acquisition of AMA and to repay amounts outstanding on the APCWH Note Payable. The 364-day Facility is classified as Short-term debt in the unaudited pro forma condensed consolidated balance sheet as it has a maturity of less than one year and the Partnership will be required to refinance borrowings under this facility prior to its expiration; and

•	the anticipated issuance of $2.0 billion senior notes (the “new Senior Notes”) to repay the amounts borrowed under the 364-day Facility.

INTRODUCTION (CONTINUED)

From and after the closing of the acquisition of AMA and the Merger, AMA is subject to the terms and conditions of new and existing agreements between the Partnership and Anadarko including the following:

•
the Merger Agreement, pursuant to which Anadarko agreed to indemnify the Partnership against certain losses resulting from breaches of Anadarko’s representations, warranties, covenants or agreements and for certain other matters;

•
an omnibus agreement that provides for reimbursement for expenses paid by Anadarko on behalf of the Partnership and compensation to Anadarko for providing the Partnership with certain general and administrative services and insurance coverage; and

•
a tax sharing agreement pursuant to which the Partnership will reimburse Anadarko for the Partnership’s share of Texas margin tax borne by Anadarko as a result of the financial results of AMA being included in a combined or consolidated tax return filed by Anadarko with respect to activity subsequent to the acquisition of AMA and the Merger closing.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that would have occurred if the acquisition of AMA and the Merger had occurred on the dates indicated, nor are they indicative of the future operating results of the Partnership.

WESTERN MIDSTREAM OPERATING, LP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017
(UNAUDITED)

thousands except per-unit amounts	Partnership Historical	AMA Historical	Acquisition Adjustments		Merger Adjustments		Partnership Pro Forma
Revenues and other – affiliates
Service revenues – fee based	$656,795	$123,897	$(11,387)	(a)	$—		$769,305
Product sales	692,447	61,486	(208)	(a)	—		753,725
Other	16,076	—	—		—		16,076
Total revenues and other – affiliates	1,365,318	185,383	(11,595)		—		1,539,106
Revenues and other – third parties
Service revenues – fee based	581,154	7,416	—		—		588,570
Product sales	297,486	—	—		—		297,486
Other	4,398	55	—		—		4,453
Total revenues and other – third parties	883,038	7,471	—		—		890,509
Total revenues and other	2,248,356	192,854	(11,595)		—		2,429,615
Equity income, net – affiliates	85,194	30,186	(239)	(b)	—		115,141
Operating expenses
Cost of product	908,693	56,694	(11,595)	(a)	—		953,792
Operation and maintenance	315,994	29,623	—		—		345,617
General and administrative	47,796	3,281	—		—		51,077
Property and other taxes	46,818	6,328	—		—		53,146
Depreciation and amortization	290,874	27,501	396	(b)	—		318,771
Impairments	178,374	1,678	—		—		180,052
Total operating expenses	1,788,549	125,105	(11,199)		—		1,902,455
Gain (loss) on divestiture and other, net	132,388	—	—		—		132,388
Proceeds from business interruption insurance claims	29,882	—	—		—		29,882
Operating income (loss)	707,271	97,935	(635)		—		804,571
Interest income – affiliates	16,900	—	—		—		16,900
Interest expense	(142,386)	—	2,094	(b)	—		(263,317)
			(123,178)	(d)
			153	(i)
Other income (expense), net	1,299	—	—		—		1,299
Income (loss) before income taxes	583,084	97,935	(121,566)		—		559,453
Income tax (benefit) expense	4,866	(62,143)	62,391	(c)	—		5,114
Net income (loss)	578,218	160,078	(183,957)		—		554,339
Net income (loss) attributable to noncontrolling interest	10,735	—	—		—		10,735
Net income (loss) attributable to Western Midstream Operating, LP	$567,483	$160,078	$(183,957)		$—		$543,604
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Midstream Operating, LP	$567,483						$543,604
Series A Preferred units interest in net (income) loss (1)	(42,373)				42,373		—
General partner interest in net (income) loss	(303,835)				303,835	(j)	—
Common and Class C limited partners’ interest in net income (loss)	221,275						543,604
Net income (loss) per common unit – basic and diluted	$1.30					(k)	N/A
Weighted-average common units outstanding – basic and diluted	147,194					(k)	N/A

(1)
The Series A Preferred units converted into the Partnership’s common units in March and May of 2017. For purposes of this unaudited pro forma condensed consolidated statement of operations, the conversion of the Series A Preferred units is assumed to have occurred on January 1, 2017, which then converted into WES common units as part of the Merger.

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

WESTERN MIDSTREAM OPERATING, LP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016
(UNAUDITED)

thousands except per-unit amounts	Partnership Historical	AMA Historical	Acquisition Adjustments		Partnership Pro Forma
Revenues and other – affiliates
Service revenues – fee based	$750,087	$104,960	$(1,209)	(a)	$853,838
Product sales	478,145	26,935	—		505,080
Total revenues and other – affiliates	1,228,232	131,895	(1,209)		1,358,918
Revenues and other – third parties
Service revenues – fee based	477,762	6,331	—		484,093
Product sales	94,168	—	—		94,168
Other	4,108	44	—		4,152
Total revenues and other – third parties	576,038	6,375	—		582,413
Total revenues and other	1,804,270	138,270	(1,209)		1,941,331
Equity income, net – affiliates	78,717	23,126	(150)	(b)	101,693
Operating expenses
Cost of product	494,194	24,386	(1,209)	(a)	517,371
Operation and maintenance	308,010	24,395	—		332,405
General and administrative	45,591	3,112	—		48,703
Property and other taxes	40,145	5,493	—		45,638
Depreciation and amortization	272,933	22,783	243	(b)	295,959
Impairments	15,535	2,287	—		17,822
Total operating expenses	1,176,408	82,456	(966)		1,257,898
Gain (loss) on divestiture and other, net	(14,641)	—	—		(14,641)
Proceeds from business interruption insurance claims	16,270	—	—		16,270
Operating income (loss)	708,208	78,940	(393)		786,755
Interest income – affiliates	16,900	—	—		16,900
Interest expense	(114,921)	—	7,356	(b)	(107,565)
Other income (expense), net	479	—	—		479
Income (loss) before income taxes	610,666	78,940	6,963		696,569
Income tax (benefit) expense	8,372	22,149	(27,944)	(c)	2,577
Net income (loss)	602,294	56,791	34,907		693,992
Net income (loss) attributable to noncontrolling interest	10,963	—	—		10,963
Net income (loss) attributable to Western Midstream Operating, LP	$591,331	$56,791	$34,907		$683,029
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Midstream Operating, LP	$591,331				$683,029
Pre-acquisition net (income) loss allocated to Anadarko	(11,326)				(11,326)
Series A Preferred units interest in net (income) loss	(76,893)				(76,893)
General partner interest in net (income) loss	(236,561)				(238,202)
Common and Class C limited partners’ interest in net income (loss)	266,551				356,608
Net income (loss) per common unit – basic and diluted (1)	$1.74				$2.37

(1)	See Note 3 for the calculation of pro forma net income (loss) per common unit.

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

WESTERN MIDSTREAM OPERATING, LP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015
(UNAUDITED)

thousands except per-unit amounts	Partnership Historical	AMA Historical	Acquisition Adjustments		Partnership Pro Forma
Revenues and other – affiliates
Service revenues – fee based	$772,361	$67,287	$(1,795)	(a)	$837,853
Product sales	447,106	28,259	—		475,365
Other	1,172	—	—		1,172
Total revenues and other – affiliates	1,220,639	95,546	(1,795)		1,314,390
Revenues and other – third parties
Service revenues – fee based	356,477	7,350	—		363,827
Product sales	170,843	—	—		170,843
Other	4,113	60	—		4,173
Total revenues and other – third parties	531,433	7,410	—		538,843
Total revenues and other	1,752,072	102,956	(1,795)		1,853,233
Equity income, net – affiliates	71,251	16,126	(70)	(b)	87,307
Operating expenses
Cost of product	528,369	24,712	(1,795)	(a)	551,286
Operation and maintenance	331,972	19,495	—		351,467
General and administrative	41,319	2,951	—		44,270
Property and other taxes	33,288	4,717	—		38,005
Depreciation and amortization	272,611	17,757	48	(b)	290,416
Impairments	515,458	1,410	—		516,868
Total operating expenses	1,723,017	71,042	(1,747)		1,792,312
Gain (loss) on divestiture and other, net	57,024	—	—		57,024
Operating income (loss)	157,330	48,040	(118)		205,252
Interest income – affiliates	16,900	—	—		16,900
Interest expense	(113,872)	—	7,893	(b)	(105,979)
Other income (expense), net	(619)	—	—		(619)
Income (loss) before income taxes	59,739	48,040	7,775		115,554
Income tax (benefit) expense	45,532	15,205	(57,864)	(c)	2,873
Net income (loss)	14,207	32,835	65,639		112,681
Net income (loss) attributable to noncontrolling interest	10,101	—	—		10,101
Net income (loss) attributable to Western Midstream Operating, LP	$4,106	$32,835	$65,639		$102,580
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Midstream Operating, LP	$4,106				$102,580
Pre-acquisition net (income) loss allocated to Anadarko	(79,386)				(79,386)
General partner interest in net (income) loss	(180,996)				(182,802)
Common and Class C limited partners’ interest in net income (loss)	(256,276)				(159,608)
Net income (loss) per common unit – basic and diluted (1)	$(1.95)				$(1.26)

(1)	See Note 3 for the calculation of pro forma net income (loss) per common unit.

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

WESTERN MIDSTREAM OPERATING, LP
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2018
(UNAUDITED)

thousands except per-unit amounts	Partnership Historical	AMA Historical	Acquisition Adjustments		Merger Adjustments		Partnership Pro Forma
Revenues and other – affiliates
Service revenues – fee based	$582,579	$177,275	$(24,540)	(a)	$—		$735,314
Service revenues – product based	1,228	822	—		—		2,050
Product sales	182,372	6,250	(132)	(a)	—		188,490
Total revenues and other – affiliates	766,179	184,347	(24,672)		—		925,854
Revenues and other – third parties
Service revenues – fee based	563,520	13,970	—		—		577,490
Service revenues – product based	66,205	1,166	—		—		67,371
Product sales	35,366	85	—		—		35,451
Other	1,213	496	—		—		1,709
Total revenues and other – third parties	666,304	15,717	—		—		682,021
Total revenues and other	1,432,483	200,064	(24,672)		—		1,607,875
Equity income, net – affiliates	102,752	31,301	(179)	(b)	—		133,874
Operating expenses
Cost of product	303,518	12,955	(24,623)	(a)	—		291,850
Operation and maintenance	300,266	38,363	—		—		338,629
General and administrative	42,634	2,595	—		—		45,229
Property and other taxes	35,090	6,406	—		—		41,496
Depreciation and amortization	238,187	32,240	(50)	(a)	—		270,756
			379	(b)
Impairments	152,708	1,668	908	(b)	—		155,284
Total operating expenses	1,072,403	94,227	(23,386)		—		1,143,244
Gain (loss) on divestiture and other, net	351	—	—		—		351
Operating income (loss)	463,183	137,138	(1,465)		—		598,856
Interest income – affiliates	12,675	—	—		—		12,675
Interest expense	(131,663)	—	4,229	(b)	—		(213,194)
			(89,782)	(d)
			4,022	(i)
Other income (expense), net	2,609	—	—		—		2,609
Income (loss) before income taxes	346,804	137,138	(82,996)		—		400,946
Income tax (benefit) expense	3,301	34,908	(33,451)	(c)	—		4,758
Net income (loss)	343,503	102,230	(49,545)		—		396,188
Net income (loss) attributable to noncontrolling interest	6,786	—	—		—		6,786
Net income (loss) attributable to Western Midstream Operating, LP	$336,717	$102,230	$(49,545)		$—		$389,402
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Midstream Operating, LP	$336,717						$389,402
General partner interest in net (income) loss	(256,166)				256,166	(j)	—
Common and Class C limited partners’ interest in net income (loss)	80,551						389,402
Net income (loss) per common unit – basic and diluted	$0.46					(k)	N/A
Weighted-average common units outstanding – basic and diluted	152,605					(k)	N/A

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

WESTERN MIDSTREAM OPERATING, LP
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2018
(UNAUDITED)

thousands	Partnership Historical	AMA Historical	Acquisition Adjustments		Merger Adjustments		Partnership Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$130,668	$—	$(2,007,500)	(e) (h)	$—		$107,618
			1,984,450	(g)
Accounts receivable, net	224,986	641	—		—		225,627
Other current assets	25,970	220	—		—		26,190
Total current assets	381,624	861	(23,050)		—		359,435
Note receivable – Anadarko	260,000	—	—		—		260,000
Property, plant and equipment
Cost	8,912,755	1,909,524	(7,910)	(a)	—		10,829,801
			15,432	(b)
Less accumulated depreciation	2,494,121	191,052	(50)	(a)	—		2,686,238
			1,115	(b)
Net property, plant and equipment	6,418,634	1,718,472	6,457		—		8,143,563
Goodwill	416,160	29,641	—		—		445,801
Other intangible assets	753,947	95,240	—		—		849,187
Equity investments	786,876	240,819	6,822	(b)	—		1,034,517
Other assets	14,057	6,203	—		—		20,260
Total assets	$9,031,298	$2,091,236	$(9,771)		$—		$11,112,763
LIABILITIES, EQUITY AND PARTNERS’ CAPITAL
Current liabilities
Accounts and imbalance payables	$360,651	$128,506	$—		$—		$489,157
Short-term debt	—	—	2,000,000	(f)	—		—
			(2,000,000)	(f)
Accrued ad valorem taxes	37,123	6,215	—		—		43,338
Accrued liabilities	114,286	257	(158)	(a)	—		114,385
Total current liabilities	512,060	134,978	(158)		—		646,880
Long-term liabilities
Long-term debt	4,566,464	368,456	(368,456)	(h)	—		6,550,914
			1,984,450	(g)
Deferred income taxes	10,285	192,320	(189,138)	(c)	—		13,467
Asset retirement obligations	157,933	23,099	—		—		181,032
Other liabilities	141,957	—	(7,702)	(a)	—		134,255
Total long-term liabilities	4,876,639	583,875	1,419,154		—		6,879,668
Total liabilities	5,388,699	718,853	1,418,996		—		7,526,548
Equity and partners’ capital
Common units	2,595,719	—	(635,116)	(e)	986,853	(j)	2,947,456
Class C units	787,420	—	—		(787,420)	(j)	—
General partner units	199,433	—	—		(199,433)	(j)	—
Net investment by Anadarko	—	1,372,383	189,138	(c)	—		578,732
			21,139	(b)
			(1,003,928)	(e)
Total partners’ capital	3,582,572	1,372,383	(1,428,767)		—		3,526,188
Noncontrolling interest	60,027	—	—		—		60,027
Total equity and partners’ capital	3,642,599	1,372,383	(1,428,767)		—		3,586,215
Total liabilities, equity and partners’ capital	$9,031,298	$2,091,236	$(9,771)		$—		$11,112,763

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

WESTERN MIDSTREAM OPERATING, LP
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

The unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of the Partnership and the historical consolidated financial statements of AMA. As described in the Introduction, these unaudited pro forma condensed consolidated financial statements present the impact of the acquisition of AMA (including the related acquisition financing) and the Merger on the Partnership’s results of operations and financial condition. The contribution and sale, as applicable, of AMA to the Partnership is recorded at Anadarko’s historical cost as this transaction is considered a reorganization of entities under common control.

2.  PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been prepared as if the acquisition of AMA occurred (i) on January 1, 2015, in the case of the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2017, 2016 and 2015, (ii) on January 1, 2017, in the case of the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2018, and (iii) on September 30, 2018, in the case of the unaudited pro forma condensed consolidated balance sheet:

(a)
the elimination of historical revenue, cost of product, depreciation, net property plant and equipment, accrued liabilities and other liabilities between AMA and Partnership subsidiaries for consolidation purposes;

(b)	the inclusion of capitalized interest not recognized in the historical consolidated financial statements of AMA;

(c)
the elimination of historical current and deferred income taxes as the Partnership is generally not subject to federal and state income taxes, other than Texas margin tax. Texas margin taxes that continue to be borne by the Partnership on the portion of the Partnership’s pro forma income that is allocable to Texas have not been eliminated;

(d)
the increase in interest expense consisting of (i) interest expense and amortization of deferred financing costs related to the Partnership’s anticipated issuance of the new Senior Notes and (ii) the write-off of issuance costs related to the 364-day Facility. The anticipated issuance of the new Senior Notes is assumed to have occurred on January 1, 2017, with interest expense incurred for both the nine months ended September 30, 2018, and year ended December 31, 2017. Interest expense is calculated using an assumed weighted average annual interest rate of 5.953% for the new Senior Notes, which is based on indicative new issue credit spreads to applicable U.S. Treasury yields;

(e)
the acquisition of AMA by the Partnership, consisting of the cash payment of $2.008 billion (including the repayment of the APCWH Note Payable) and the issuance of 45,760,201 common units to Anadarko. The excess of cash consideration over the historical net book value of assets acquired and liabilities assumed is recorded as a decrease to partners’ capital;

(f)
the receipt of $2.0 billion of borrowings under the 364-day Facility to fund the cash consideration for the acquisition of AMA and subsequent repayment with proceeds received from the anticipated issuance of the new Senior Notes and cash on hand;

(g)
the increase to long-term debt and cash for the anticipated issuance of the new Senior Notes, net of the expected issuance costs and underwriting discounts to be amortized through interest expense over the expected life of the new Senior Notes;

(h)	the repayment of the APCWH Note Payable with a portion of the borrowings under the 364-day Facility; and

(i)	the elimination of interest expense related to the repayment of the APCWH Note Payable.

WESTERN MIDSTREAM OPERATING, LP
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

2.  PRO FORMA ADJUSTMENTS (CONTINUED)

The following pro forma adjustments have been prepared as if the Merger occurred (i) on January 1, 2017, in the case of the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2017, and the nine months ended September 30, 2018, and (ii) on September 30, 2018, in the case of the unaudited pro forma condensed consolidated balance sheet:

(j)	the elimination of the general partner units and IDRs and the conversion of Class C units pursuant to the Merger Agreement; and

(k)	the elimination of the requirement to calculate net income (loss) per common unit as the Partnership’s common units are no longer publicly traded.

3.  PRO FORMA NET INCOME (LOSS) PER UNIT

For the applicable periods, the Partnership applied the two-class method in determining net income (loss) per common unit applicable to master limited partnerships having multiple classes of securities including common units, Class C units, general partner units and IDRs. The two-class method is an earnings allocation formula that treats participating securities as having rights to earnings that otherwise would have been available to common unitholders. Under the two-class method, net income (loss) per common unit is calculated as if all of the earnings for the period were distributed pursuant to the terms of the relevant contractual arrangement. The accounting guidance provides the methodology for the allocation of undistributed earnings to the general partner, limited partners and IDR holders and the circumstances in which such an allocation should be made. For the Partnership, earnings per unit was calculated based on the assumption that the Partnership distributes to its unitholders an amount of cash equal to the net income of the Partnership, notwithstanding the general partner’s ultimate discretion over the amount of cash to be distributed for the period, the existence of other legal or contractual limitations that would prevent distributions of all of the net income for the period or any other economic or practical limitation on the ability to make a full distribution of all of the net income for the period.
Net income (loss) attributable to the Partnership assets acquired from Anadarko for periods prior to the Partnership’s acquisition of the Partnership assets was not allocated to the unitholders for purposes of calculating net income (loss) per common unit. Net income (loss) attributable to Western Midstream Operating, LP earned on and subsequent to the date of acquisition of the Partnership assets was allocated as follows:

General partner. The general partner’s allocation was equal to cash distributions plus its portion of undistributed earnings or losses. Specifically, net income equal to the amount of available cash (as defined by the partnership agreement) was allocated to the general partner consistent with actual cash distributions and capital account allocations, including incentive distributions. Undistributed earnings (net income in excess of distributions) or undistributed losses (available cash in excess of net income) were then allocated to the general partner in accordance with its weighted-average ownership percentage during each period.

Series A Preferred unitholders. The Series A Preferred units were not considered a participating security as they only had distribution rights up to the specified per-unit quarterly distribution and had no rights to the Partnership’s undistributed earnings and losses. As such, the Series A Preferred unitholders’ allocation was equal to their cash distribution plus the amortization of the Series A Preferred units beneficial conversion feature.

WESTERN MIDSTREAM OPERATING, LP
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

3.  PRO FORMA NET INCOME (LOSS) PER UNIT (CONTINUED)

Common and Class C unitholders. The Class C units were considered a participating security because they participated in distributions with common units according to a predetermined formula. The common and Class C unitholders’ allocation was equal to their cash distributions plus their respective allocations of undistributed earnings or losses. Specifically, net income equal to the amount of available cash (as defined by the partnership agreement) was allocated to the common and Class C unitholders consistent with actual cash distributions and capital account allocations. Undistributed earnings or undistributed losses were then allocated to the common and Class C unitholders in accordance with their respective weighted-average ownership percentages during each period. The common unitholder allocation also included the impact of the amortization of the Series A Preferred units and Class C units beneficial conversion features. The Class C unitholder allocation was similarly impacted by the amortization of the Class C units beneficial conversion feature.

Calculation of pro forma net income (loss) per unit. Pro forma basic net income (loss) per common unit was calculated by dividing the pro forma net income (loss) attributable to common unitholders by the weighted-average number of common units outstanding during the period. The common units issued in connection with prior acquisitions and equity offerings were included on a weighted-average basis for periods they were outstanding. Pro forma diluted net income (loss) per common unit was calculated by dividing the sum of (i) the pro forma net income (loss) attributable to common units adjusted for distributions on the Series A Preferred units and a reallocation of the common and Class C limited partners’ interest in net income (loss) assuming, prior to the actual conversion, conversion of the Series A Preferred units into common units, and (ii) the pro forma net income (loss) attributable to the Class C units as a participating security, by the sum of the weighted-average number of common units outstanding plus the dilutive effect of (i) the weighted-average number of outstanding Class C units and (ii) the weighted-average number of common units outstanding assuming, prior to the actual conversion, conversion of the Series A Preferred units.
The following table illustrates the Partnership’s calculation of pro forma net income (loss) per unit for common units for the periods presented:

	Year Ended December 31,
thousands except per-unit amounts	2016	2015
Numerator – basic and diluted:
Historical common and Class C limited partners’ interest in net income (loss)	$266,551	$(256,276)
Pro forma reallocation of limited partners’ interest in net income (loss)	90,057	96,668
Pro forma common and Class C limited partners’ interest in net income (loss)	$356,608	$(159,608)
Pro forma net income (loss) allocable to common units	$309,112	$(161,383)
Pro forma net income (loss) allocable to Class C units	47,496	1,775
Pro forma common and Class C limited partners’ interest in net income (loss)	$356,608	$(159,608)

Denominator:
Historical weighted average units outstanding – basic and diluted	130,253	128,345
Excluded due to anti-dilutive effect:
Class C units	11,945	11,114
Series A Preferred units assuming conversion to common units	16,860	—

Pro forma net income (loss) per common unit – basic and diluted	$2.37	$(1.26)